UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2017

Surgery Partners, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37576	47-3620923
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Burton Hills Boulevard, Suite 500

Nashville, Tennessee 37215

(Address of Principal Executive Offices) (Zip Code)

(615) 234-5900

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01              Regulation FD Disclosure.

On June 19, 2017, Surgery Partners, Inc. (the “Company”) announced that it’s wholly owned subsidiary, Surgery Center Holdings, Inc., intends to raise $335 million in gross proceeds through an offering of senior notes due 2025 (the “Offering”). The Offering will be unregistered and conducted pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”).

In connection with the Offering, the Company disclosed certain estimated pro forma financial information related to a series of transactions that were announced by the Company on May 10, 2017 (the “Transactions”), including the Company’s pending acquisition of National Surgical Healthcare, to prospective investors in a preliminary offering memorandum dated June 19, 2017 (the “Preliminary Offering Memorandum”). The Preliminary Offering Memorandum discloses certain information that has not previously been publicly disclosed by the Company. Pursuant to Regulation FD, the Company is furnishing as Exhibit 99.1 to this Current Report on Form 8-K, such information disclosed in the Preliminary Offering Memorandum.

The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This report may contain “forward-looking” statements as defined by the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission (the “SEC”) in its rules, regulations and releases. These statements include, but are not limited to, the Company’s expectations regarding the Transactions, including statements regarding the benefits of the Transactions, the anticipated timing of the Transactions and the expected closing of the Transactions, and the performance of its business and the other non-historical statements. These statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “continues,” “estimates,” “predicts,” “projects,” “forecasts,” and similar expressions. All forward looking statements are based on management’s current expectations and beliefs only as of the date of this report and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those discussed in, or implied by, the forward-looking statements, including but not limited to, the risk that the parties are unable to obtain required regulatory approvals, the risk that the parties are unable to satisfy other conditions to the consummation of the Transactions, the occurrence of any event, change or other circumstance that could give rise to any of the agreements comprising the Transactions, the risk that the Transactions may involve unexpected costs, liabilities or delays, and such other the risks identified and discussed from time to time in the Company’s reports filed with the SEC, including the Company’s most recent Annual Report on Form 10-K. Readers are strongly encouraged to review carefully the full cautionary statements described in these reports. Except as required by law, the Company undertakes no obligation to revise or update publicly any forward-looking statements to reflect events or circumstances after the date of this report, or to reflect the occurrence of unanticipated events or circumstances.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description

99.1	Excerpts from Preliminary Offering Memorandum

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2017	SURGERY PARTNERS, INC.

	By:	/s/ Michael T. Doyle
Name: Michael T. Doyle
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Excerpts from Preliminary Offering Memorandum